UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2008

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On April 28, 2008, we completed our auction of 180,000 Employee Stock Option Appreciation Rights Securities, Series 2008 (the “ESOARS™,” and each unit thereof, an “ESOARS™ Unit”). We offered the ESOARS™ directly to the public. The public offering was made pursuant to an effective registration statement on Form S-3 and a preliminary prospectus supplement, both of which were previously filed with the Securities and Exchange Commission. We expect to receive net proceeds of approximately $840,000 from the offering, based on the public offering price of $5.56 per ESOARS™ Unit and after deducting offering expenses. The offering is expected to close on April 30, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K:

Exhibit 4.1
Form of Global Certificate for Zions Bancorporation Employee Stock Option Appreciation Rights Securities, Series 2008, incorporated by reference to Annex A of Zions Bancorporation’s Prospectus Supplement filed on April 28, 2008 pursuant to Rule 424(b)(2) under the Securities Act of 1933.

Exhibit 5.1	Legal opinion of Morrison & Foerster LLP dated April 28, 2008, as to the legality of the ESOARS™
Exhibit 5.2	Legal opinion of Callister Nebeker & McCullough dated April 28, 2008, as to matters of Utah law and the legality of the ESOARS™ and Common Shares
Exhibit 8.1	Legal opinion of Morrison & Foerster LLP dated April 28, 2008, as to certain tax matters
Exhibit 23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1 herewith)
Exhibit 23.2	Consent of Callister Nebeker & McCullough (contained in Exhibit 5.2 herewith)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIONS BANCORPORATION

Date: April 28, 2008	By:	/s/ Thomas E. Laursen
Name: Thomas E. Laursen
Title: Executive Vice President
General Counsel

Exhibit Index
Exhibit 4.1
Form of Global Certificate for Zions Bancorporation Employee Stock Option Appreciation Rights Securities, Series 2008, incorporated by reference to Annex A of Zions Bancorporation’s Prospectus Supplement filed on April 28, 2008 pursuant to Rule 424(b)(2) under the Securities Act of 1933.

Exhibit 5.1	Legal opinion of Morrison & Foerster LLP dated April 28, 2008, as to the legality of the ESOARS™
Exhibit 5.2	Legal opinion of Callister Nebeker & McCullough dated April 28, 2008, as to matters of Utah law and the legality of the ESOARS™ and Common Shares
Exhibit 8.1	Legal opinion of Morrison & Foerster LLP dated April 28, 2008, as to certain tax matters
Exhibit 23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1 herewith)
Exhibit 23.2	Consent of Callister Nebeker & McCullough (contained in Exhibit 5.2 herewith)